May 7, 2018 Brighthouse Financial, Inc. First Quarter 2018 Earnings Call Presentation

Note regarding forward-looking statements This presentation and other written or oral statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “forecast,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation from MetLife (the “Separation”) and the recapitalization actions. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial, Inc. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; our degree of leverage due to indebtedness incurred in connection with the Separation; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; the impact of the Separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; whether all or any portion of the Separation tax consequences are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related matters and agreements including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of the Tax Cuts and Jobs Act and other potential future tax legislation that could decrease the value of our tax attributes, lead to increased RBC requirements and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the distribution will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the distribution does not so qualify; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (“SEC”). For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2017, particularly in “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our quarterly reports on Form 10-Q, current reports on Form 8-K and other documents we file from time to time with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Please consult any further disclosures Brighthouse Financial, Inc. makes on related subjects in reports to the SEC. Non-GAAP financial information This presentation also contains measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP. Additional discussion of our use of non-GAAP financial information is included in the Appendix to these slides. 2

Update to select financial metrics – base case scenario

Highlights

Adjusted EPS, less notable items	• \$8.50 - \$9.00 expected adjusted earnings per share ("EPS"), less notable items[1] in 2018 • Mid-to-high single digit growth annually
Adjusted ROE, less notable items	• ~8% expected adjusted return on equity ("ROE"), less notable items[1] in 2018; expect growth in adjusted ROE in 2019 and 2020 • Levers include: investment portfolio repositioning, expense reduction, capital return
Establishment Costs	• Expected pre-tax investments of ~\$235m in 2018, ~\$130m in 2019 and ~\$40m in 2020 • Primarily technology infrastructure and branding investments

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Brighthouse FINANCIAL

[1]See Appendix for non-GAAP financial information, definitions and reconciliations. See slide 7 for notable items.

Key outcomes of sensitivity update • Improved variable annuity (VA) cash flow profile driven by lower hedge costs • Lower variability of cash flows across the five VA scenarios • Protecting statutory balance sheet for VA & Universal Life with Secondary Guarantees (ULSG) exposures with manageable GAAP impact *Reflects comparative results of the sensitivities updated in the Brighthouse Financial 2017 Form 10-K filed March 2018 compared to sensitivity projections in the Brighthouse 4 Financial Form 10 filed June 2017.

Meaningful improvement in VA statutory distributable cash flow



($ in billions)
Years 1-3[1]
2.0
1.5
1.0
0.5
0.0
0.2
1.1
1.1
1.8
0.0
0.4
0.1
0.0
0.1
0.0
Base Case
Scenario 2
Scenario 3
Scenario 4
Scenario 5



($ in billions)
Years 1-5[1]
5.0
4.0
3.0
2.0
1.0
0.0
1.7
2.9
3.1
4.2
0.2
1.7
0.3
0.6
0.1
0.0
Base Case
Scenario 2
Scenario 3
Scenario 4
Scenario 5
Form 10
2017 10-K

Lower hedge gains/losses driven by:

- Successful transition to the Brighthouse Financial VA hedging strategy
- Benefits from tax elections made as of year-end 2017

Assets above CTE95[2] in Base Case and Scenarios 2-4 at $3B by year 3

Assets above CTE95 in Scenario 5 at $1.8B in year 5, compared to $1.3B in the Form 10

Source: Brighthouse Financial Form 10 filed June 2017 and 2017 Form 10-K filed March 2018.

[1] 2017 values are presented on a pre-tax basis and do not include an estimate for any potential impact of proposed NAIC VA Capital Reform Initiative or a change in tax rates on the CTE95 requirements. [2] Conditional Tail Expectation ("CTE") 95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 5 percent of 1,000 capital market scenarios over the life of the contracts ("CTE95").

Brighthouse FINANCIAL
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VA in-force lifetime present value of cash flows

Scenario	Assumptions	Form 10 PV of Cash Flows as of Year End 2016[1] ($ billions)	2017 10-K PV of Cash Flows as of Year End 2017[1] ($ billions)	Change in PV of cash flows driven by:
Base Case Scenario	Separate Account Returns: 6.5%[2] Interest Rate Yields: mean reversion of 10 Year UST to 4.25% over 10 years	$9.8	$9.8	+ 2017 market performance - Net Shield Annuities impact
Scenario 2	Separate Account Returns: 9.0% Interest Rate Yields: mean reversion of 10 Year UST to 4.25% over 10 years	14.4	13.4	- Net Shield Annuities impact
Scenario 3	Separate Account Returns: 4.0% Interest Rate Yields: mean reversion of 10 Year UST to 4.25% over 10 years	4.4	5.9	+ 2017 market performance
Scenario 4	Separate Account Returns: 4.0% Interest Rate Yields: follows the forward UST and swap interest rate curve as of December 31, 2017	2.7	2.9	+ 2017 market performance - Flatter forward curve
Scenario 5	Separate Account Returns: (25)% shock to equities, then 6.5% separate account return Interest Rate Yields: 10 year UST interest rates drop to 1.0%, and then follows the implied forward rate	1.1	3.2	+ 2017 market performance + Lower hedge losses

Brighthouse FINANCIAL

Source: Brighthouse Financial Form 10 filed June 2017 and 2017 Form 10-K filed March 2018.

[1]Represents the pre-tax present value of VA cash flows and current assets and does not reflect any value or cost from non-VA businesses.

[2]Blended separate account return of 6.5% implies illustrative equity market return of 8.5% and illustrative fixed income return of 3.5%, gross of fees.

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Net income (loss) available to shareholders and adjusted earnings For the Three Months Ended March 31, 2018 December 31, 2017 March 31, 2017 (post-tax) $ millions Per share $ millions Per share $ millions Per share Net income (loss), available to ($67) ($0.56) $668 $5.58 ($349) N/A shareholders Adjusted earnings1 $283 $2.36 $992 $8.28 $280 N/A Notable items1 ($ in millions, post-tax; except per share) Actuarial Items and other adjustments ($32) ($0.27) $91 $0.76 - - Establishment costs 37 0.31 47 0.39 - - Separation-related transactions - - 14 0.12 - - Tax reform adjustment - - (947) (7.91) - - Adjusted earnings, less notable $288 $2.40 $197 $1.64 $280 N/A items1 1 See Appendix for non-GAAP financial information, definitions and reconciliations. 7

1Q 2018 adjusted earnings per share drivers For the Three Months Ended March 31, 2018 1Q 2018 adjusted EPS, less notable items1 $2.40 Adjusted earnings drivers Lower corporate expenses vs. expected run-rate in first year post- $0.21 separation Higher alternative investment income vs. 2017 quarterly average $0.13 Unfavorable market impact relative to base case (DAC2 Amortization) ($0.09) 8 1See Appendix for non-GAAP financial information, definitions and reconciliations. See slide 7 for notable items. 2Deferred acquisition cost (“DAC”).

Appendix

Non-GAAP and Other Financial Disclosures Our definitions of the non-GAAP and other financial measures may differ from those used by other companies. Non-GAAP Financial Disclosures We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community. The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Most directly comparable GAAP financial measures: (i) adjusted earnings (i) net income (loss) available to shareholders (ii) adjusted earnings, less notable items (ii) net income (loss) available to shareholders (iii) adjusted revenues (iii) revenues (iv) adjusted expenses (iv) expenses (v) adjusted earnings per common share (v) earnings per share (vi) adjusted earnings per common share, less notable items (vi) earnings per share (vii) adjusted return on equity (vii) return on equity (viii) adjusted return on equity, less notable items (viii) return on equity (ix) adjusted net investment income (ix) net investment income Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders. Adjusted Earnings, Adjusted Revenues and Adjusted Expenses Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding (i) the impact of market volatility, which could distort trends, and (ii) businesses that have been or will be sold or exited by us, referred to as divested businesses. Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively. 10

Non-GAAP and Other Financial Disclosures (Cont.) The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings: • Net investment gains (losses); • Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and • Amortization of unearned revenue related to net investment gains (loss) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”)(1). The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings: • Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”)(1); • Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and • Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments(1). The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate. Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance. (1) Collectively, amounts related to GMIB, excluding amounts recorded in NDGL, may be referred to as “GMIB adjustments.” Adjusted Earnings per Common Share and Adjusted Return on Equity Adjusted earnings per common share and adjusted return on equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests. Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. Adjusted return on equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI. Adjusted Net Investment Income We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments and excluding the incremental net investment income from CSEs. 11

Non-GAAP and Other Financial Disclosures (Cont.) Other Financial Disclosures Corporate Expenses Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs. Notable items Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results. Book Value per Common Share and Book Value per Common Share, excluding AOCI Brighthouse uses the term “book value” to refer to “stockholders’ equity.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, including AOCI, divided by ending common shares outstanding - diluted. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI, divided by ending common shares outstanding - diluted. CTE95 As part of our variable annuity risk management strategy, we intend to support our variable annuity business with assets consistent with those required at a Conditional Tail Expectation ("CTE") 95 level, which is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 5 percent of 1,000 capital market scenarios over the life of the contracts ("CTE95"). Holding Company Liquid Assets Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements. Sales Statistical sales information for Life sales is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank- owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. 12

Non-GAAP and Other Financial Disclosures (Cont.) Other Financial Disclosures (cont.) Net Investment Income Yield Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs. Adjusted Statutory Earnings Adjusted statutory earnings is a measure of our ability to pay future distributions and are reflective of whether our hedging program functions as intended. Adjusted statutory earnings is calculated as statutory pre-tax income less the variable annuities reserve methodology (Actuarial Guideline 43) and including both the reserve and capital methodology based CTE95 calculation and unrealized gains (losses) associated with the variable annuities risk management strategy. 13

Adjusted earnings by segment and Corporate & Other, less notable items For the Three Months Ended March 31, December ($ in millions, post-tax) 2018 31, 2017 Annuities $226 $208 Life 66 5 Run-off 50 (80) Corporate & other (59) 859 Adjusted earnings1 $283 $992 Notable items by segment1 Annuities $- $- Life (16) - Run-off (16) 91 Corporate & other 37 (886) Notable items1 $5 ($795) Adjusted earnings, less notable items by segment and Corporate & Other1 Annuities $226 $208 Life 50 5 Run-off 34 11 Corporate & other (22) (27) Adjusted earnings, less notable items1 $288 $197 1See Non-GAAP and Other Financial Disclosures and reconciliation of net income (loss) to adjusted earnings in this appendix. See slide 7 for notable items. 14

Reconciliation of net income (loss) to adjusted earnings and net income (loss) per share to adjusted earnings per share ($ in millions, except per share) 1Q 2018 4Q 2017 1Q 2017 Net income (loss) available to shareholders ($67) $668 ($349) Less: Net investment gains (losses) (4) 6 (55) Less: Net derivative gains (losses) (342) (424) (1,041) Less: GMIB adjustments (133) (76) 132 Less: Market value adjustments 31 (3) (6) Less: Other 5 - (12) Less: Provision for income tax (expense) benefit 93 173 353 Adjusted earnings $283 $992 $280 Net income (loss) per common share ($0.56) $5.58 N/A Less: Net investment gains (losses) (0.03) 0.05 N/A Less: Net derivative gains (losses) (2.86) (3.54) N/A Less: GMIB adjustments (1.11) (0.63) N/A Less: Market value adjustments 0.26 (0.02) N/A Less: Other 0.04 - N/A Less: Provision for income tax (expense) benefit 0.78 1.44 N/A Adjusted earnings per common share $2.36 $8.28 N/A 15